UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)  of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

WebSafety, Inc.

(Name of Registrant As Specified in Charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

333-140378	1 Hampshire Court Newport Beach, CA 92660	20-5150818
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No)

Payment of Filing Fee (Check the appropriate box):

[ x ]	No Fee Required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

WEBSAFETY, INC.

1 HAMPSHIRE COURT

NEWPORT BEACH, CA 92660

Notice of Action by Written Consent

of a

Majority of the Outstanding Common Shares

taken as of March 15, 2012

TO THE STOCKHOLDERS OF WEBSAFETY, INC.

WebSafety, Inc. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock (“Common Stock”), have taken action by written consent to:

1.

Approve the amendment to the Company’s Articles of Incorporation to increase the common shares to 700,000,000.

The stockholders have approved the corporate action in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statues “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing action and other important information are set forth in the accompanying Information Statement.

This action has been approved by the majority of our Board of Directors and the holders of more than a majority of the Company’s common shares outstanding.  Only stockholders of record at the close of business on March 16, 2012 are being given Notice of the Action by Written Consent.  The Company is not soliciting proxies.

By Order of the Board of Directors of

WEBSAFETY, INC.

/s/ Rowland W. Day II

Chief Executive Officer

Newport Beach, CA

March 20, 2012

WE ARE NOT ASKING YOU FOR A PROXY

AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

WEBSAFETY, INC.

1 HAMPSHIRE COURT

NEWPORT BEACH, CA 92660

INFORMATION STATEMENT

1.

GENERAL INFORMATION

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

We are furnishing this Information Statement to all holders of our Common Stock, to provide you with information regarding, and a description of an action which was taken by written consent in lieu of a special meeting of stockholders by the holders of a majority of our common stock on March 15, 2012, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.  Effective March 15, 2012, the holders of 154,166,650  shares, or approximately 53.49% of the Company’s then outstanding voting securities, executed a written consent in accordance with Section 78.320 of the NRS, approving the amendment to the Articles of Incorporation to increase the common shares to 700,000,000.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholders owning of record more than 53.49% of our outstanding voting securities have irrevocably consented to the amendment to the Articles of Incorporation to increase the common shares to700,000,000.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about March 30, 2012 to stockholders of record on March 16, 2012 (the “Record Date”).  This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTER’S RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the actions taken, and is not entitled to appraisal of or payment for their shares of our stock.

CORPORATE ACTIONS

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED COMMON SHARES TO 700,000,000

On March 15, 2012, the action to amend the Company’s Articles of Incorporation to increase the authorized common shares to 700,000,000 (the “Amendment”) was approved by written consent of the holders representing approximately 53.49% of the outstanding voting securities of the Company.

On March 18, 2012, a majority of the Board of Directors of the Company approved the Amendment.

The approval of the Amendment requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On March 15, 2012, the action to approve the Amendment was approved by written consent of holders representing approximately 53.49% of the outstanding voting securities of the Company.  No vote for future action of the stockholders of the Company is required to approve the Amendment.  You are hereby being provided with notice of the approval of the Amendment.

The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

PURPOSE OF INCREASE OF AUTHORIZED SHARES

The shareholders representing 53.49% of the outstanding voting securities of the Company have approved the Amendment to increase the common shares to further the Company’s best interest to have additional authorized but unissued shares of common shares available in order to provide (a) flexibility for future corporate actions; (b) raise additional capital by issuing additional shares of Common Stock or granting warrants for the future purchase of Common Stock; (c) the need to grant additional options to purchase Common Stock to attract qualified employees and consultants; and (d) the need to issue additional shares of common stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.  The currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

Currently, there is no plan to issue any securities for the corporate purposes described above.  In the event any securities are issued in the future, shareholders will suffer dilution to their ownership of the Company at the time of the issuance of the securities. No additional corporate action is needed to issue any additional securities.  The Company may even issue securities as a defensive mechanism in order to attempt to stop a hostile takeover by another company; there is no plan to do this at this time.

EFFECTIVE DATE OF AMENDMENT

The Amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation.  We intend to file the Certificate of Amendment twenty-one days after this Information Statement is first mailed to shareholders.

VOTING SECURITIES

The Company’s authorized capital consisted of 300,000,000 shares of Common Stock, $0.001 par value, and 25,000,000 shares of Preferred Stock, $0.001 par value.  There are currently 284,653,406 common shares outstanding and 2,863,334 preferred shares are outstanding.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock.  Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of WebSafety, Inc., the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares.

The holders of Series A Preferred Stock (“Preferred Stock”) are entitled to one vote for each share of Common Stock that each share of Preferred Stock is converted into.  Each share of Preferred Stock converts into 1.25 shares of Common Stock.  The Preferred Stock has liquidation preferences equal to the original issue price of the Preferred Stock before any payment or distribution can be made to the Common Stock shareholders.  The Preferred Stock is also entitled to receive dividends as may be declared by the Board of Directors out of funds legally available therefore, equal to their original investment for the Preferred Stock, before any dividends are paid to the holders of Common Stock.

In the event of any liquidation, dissolution or winding up of WebSafety, Inc., the assets of WebSafety, Inc. available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of WebSafety, Inc., including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of WebSafety, Inc. Common Stock of a diminimus par value amount.

DIRECTORS AND EXECUTIVE OFFICERS

The following lists the name, age and business experience of each of the WebSafety, Inc. directors and executive officers.

Name	Age	Position
Rowland W. Day II	56	Chief Executive Officer, Chief Financial Officer Secretary, Director and Chairman of the Board
Jaimie Day	54	Director
Melinda Day	52	Director
B. Michael Adler	65	Director
Denton Jones	60	Director

Rowland W. Day II, 56 years of age, Chief Executive Office, Chief Financial Officer, Director and Chairman of the Board.

Mr. Day is a corporate business lawyer and has practiced law since 1983.  Mr. Day is currently a director of RE3W WorldWide and Restaurants on the Run.  Mr. Day was the sole director of Promotions on Wheels Holdings, Inc. when the change of control occurred with Texas Atlantic Partners and the license was acquired from WQN, Inc. in April 2008.

Jaimie D. Day, 54 years of age, Director.

 Mrs. Day has been an interior designer for over 30 years and a homemaker.  She is the wife of Rowland Day the Company’s CEO and Chairman of the Board.

Melinda Day, 52 years of age, Director.

From 2011 to the present, Ms. Day has been the Finance Data Entry Manager for the Boy Scouts of America, Orange County Council.  Prior to 2011 Ms. Day had been a volunteer worker for the Boy Scouts of America at the Orange County Council.  Ms. Day is the sister of Rowland Day, the Company’s CEO and Director.

B Michael Adler, 65 years of age, Director

Mr. Adler is founder of two public companies—Intellicall, Inc. and World Quest Networks, Inc.  Mr. Adler has been awarded ten United States patents that have been integral to telecommunications (answer supervision and automated collect used by MCI) and the Internet (click-to-talk used by Google).  Mr. Adler is a director of WQN, Inc. and is its CEO and required that in connection with the acquisition of the WQN, Inc. asset by the Company that he become a director.

Denton Jones, 60 years of age, Director.

Mr. Jones has been a private investor for over 30 years.  He is the manager of Texas Atlantic Partners, LLC, the holder of 11,800,000 shares of common stock.  Mr. Jones is a director of WQN, Inc.  Mr. Jones requested that he become a director at the time Texas Atlantic Partner became the largest shareholder of the Company in April 2008.

Director Compensation.  Directors are reimbursed for expenses incurred by attending Board of Directors’ meetings.  They are not currently paid any other compensation for their services on the Board.  The Company has entered into indemnification agreements with the directors.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above.

Mr. Day has voted in favor of the actions.  Mr. Adler and Jones have not responded.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company’s common stock beneficially owned on March 15, 2012, for (i) each stockholder known to be the beneficial owner of 5% or more of Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of March 15, 2012, the Company had 284,653,406 shares of common stock outstanding.

Name of Beneficial Owner	Amount	Percent
Maremanno Corp	19,027,775	6.68%
Arne Assets Inc.	19,027,775	6.68%
Diomede Corp	19,027,775	6.68%
Granada Enterprises Inc	19,027,775	6.68%
Ardee Trading Corp	19,027,775	6.68%
Fribourg Enterprises Inc.	19,027,775	6.68%
Rowland W. Day II(1)	40,000,000	14.05%
WQN, Inc.(2)	27,000,000	9.49%
Texas Atlantic Partners(3)	11,800,000	4.15%
Jaimie D. Day(1)	-0-
Melinda Day	-0-
All Executive Officers and Directors As a Group (3 persons)	78,000,000	27.69%

(1)The shares held by Rowland W. Day II and Jaimie D. Day are held in The Day Family Trust in which both Rowland and Jaimie Day are the trustees and each a beneficiary.

(2)Includes 27,000,000 shares owned by WQN, Inc.  Mr. Adler is the CEO of WQN, Inc. and a director.

(3)Includes 11,800,000 shares owned by Texas Atlantic Capital Partners.  Mr. Jones is the Managing Member of Texas Atlantic Capital Partners.  Mr. Jones is also a director of WQN, Inc.

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered.  In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 1 Hampshire Court, Newport Beach, CA 92660.

ADDITIONAL INFORMATION

We file annual reports on Form 10-K, quarterly reports of Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC.  You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (800) 732-0330 for further information on the operation of the SEC’s Public Reference Room.  The SEC also maintains an internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.  The address of the SEC’s web site is www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

Annual Report on Form 10-KSB for the year ended December 31, 2007;

Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008;

Quarterly Report on Form 10-QSB for the quarter ended June 30, 2008

Quarterly Report on Form 10-QSB for the quarter ended September 30, 2008;

Current Reports on Form 8-K dated as of March 26, 2008, July 25, 2008 and October 10, 2008

Annual Report on Form 10-K for the year ended December 31, 2008

Quarterly Report on Form 10-Q for the quarter ended March 31, 2009

Quarterly Report on Form 10-Q for the quarter ended June 30, 2009

Quarterly Report on Form 10-Q for the quarter ended September 30, 2009

Current Reports on Form 8-K dated July 16, 2009, July 8, 2009, August 5, 2009, August 10, 2009, August 26, 2009

and October 13, 2009

Annual Report on Form 10-K for the year ended December 31, 2009

Current Report on Form 8-K dated January 22, 2010

Quarterly Report on Form 10-Q for the quarter ended March 31, 2010

Current Report on Form 8-K dated May 25, 2010

Quarterly Report on Form 10-Q for the quarter ended June 30, 2010

Quarterly Report on Form 10-Q for the quarter ended September 30, 2010

Annual Report on Form 10-K for the year ended December 31, 2010

Current Report on Form 8-K dated February 16, 2011

Quarterly Report on Form 10-Q for the quarter ended March 31, 2011

Quarterly Report on Form 10-Q for the quarter ended June 30, 2011

Quarterly Report on Form 10-Q for the quarter ended September 30, 2011

Current Report on Form 8-k dated March 19, 2012

/s/ Rowland W. Day II

Rowland W. Day II

Chief Executive Officer and Director

Dated:  March 20, 2012

EXHIBIT A

Amended Articles of Incorporation

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment (Pursuant to NRS Chapter 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78 .385 and 78 .390 - After Issuance of Stock)
1. Name of corporation:
Websafety, Inc.
2. The articles have been amended as follows : (provide article numbers, if available )

Article 4. Authorized Shares
The aggregate number of shares which the corporation shall have the authority to issue shall consist of 700,000,000 shares of Common Stock having a $0.001 pare value, and 25,000,000 shares of Preferred Stock having a $0.001 par value.  The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by shareholders.  The Common and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 53.49%.

4. Effective date and time of filing : (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)
X
Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.